UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

New Media Insight Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54718	27-2235001
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

28202 N. 58th Street, Cave Creek, AZ	85331
(Address of principal executive offices)	(Zip Code)

(480) 275-2294

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2016, New Media Insight Group, Inc. (the “Company”) appointed David Kugelman, the Company’s interim Chief Financial Officer, as a member of the Company’s board of directors.

On August 28, 2016, the Company accepted the resignation of Michael Palethorpe as a member of the Company’s board of directors. Mr. Palethorpe will continue to serve as the Company’s President, Chief Executive Officer, Secretary and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Media Insight Group, Inc.

Date: September 8, 2016	By:	/s/ Michael Palethorpe
Michael Palethorpe
President, Chief Executive Officer, Secretary and Treasurer